                                                                  EXHIBIT 10.116


                            MICRON TECHNOLOGY, INC.



                             --------------------

                         REGISTRATION RIGHTS AGREEMENT

                             --------------------



                           Dated as of June 28, 1996

                               TABLE OF CONTENTS
                               -----------------

Section                                                                     Page
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
1.   Introduction.......................................................      1

2.   Registration under Securities Act, etc.............................      1

     2.1  Registration on Request.......................................      1

          (a)      Request..............................................      1
          (b)      Registration Statement Form..........................      2
          (c)      Expenses.............................................      2
          (d)      .....................................................      2

     2.2           Registration Procedures..............................      2

     2.3           Preparation; Reasonable Investigation................      6

     2.4           Indemnification......................................      6

          (a)      Indemnification by the Company.......................      6
          (b)      Indemnification by CIBC..............................      7
          (c)      Notices of Claims, etc...............................      7
          (d)      Other Indemnification................................      8
          (e)      Indemnification Payments.............................      8
          (f)      Contribution.........................................      8

3.        Definitions...................................................      9

4.        Confidential Information......................................     10

5.        Restrictive Legend............................................     11

6.        Notice of Proposed Transfers..................................     12

7.        Rules 144 and 144A............................................     12

8.        Amendments and Waivers........................................     12


9.        Notices.......................................................     13

10.       Assignment....................................................     13

11.       Descriptive Headings..........................................     13

12.       GOVERNING LAW.................................................     13

13.       Counterparts..................................................     13

14.       Entire Agreement..............................................     13

15.       SUBMISSION TO JURISDICTION....................................     14

17.       Severability..................................................     14

19.       Enforceability and Validity...................................     14

                         REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT, dated as of June 28, 1996, between Micron Technology, Inc., a Delaware corporation (the "Company") and Canadian Imperial Bank of Commerce ("CIBC").


          1.   Introduction.  Simplot Canada Limited ("Simplot") has pledged
               ------------
2,600,000 shares of the Company's common stock, par value $.10 per share (the "Common Shares"), to CIBC under a Pledge dated June 28, 1996 between Simplot and CIBC (the "Pledge"). The Pledge secures Simplot's obligations to CIBC under, among other things, a Loan Agreement dated as of June 28, 1996 (the "Loan Agree ment") and a Master Agreement dated June 28, 1996 (together with the Schedule thereto and the confirmation entered into thereunder and dated as of June 28, 1996, the "Forward Agreement"), each between Simplot and CIBC. Micron is willing to provide certain registration rights to CIBC with respect to the Common Shares pledged by Simplot, and CIBC is willing to pay certain of the Company's expenses under this Agreement on the terms set forth herein. Certain capitalized terms used in this Agreement are defined in section 3 hereof; references to sections shall be to sections of this Agreement.

          2.   Registration under Securities Act, etc.
               ---------------------------------------

          2.1  Registration on Request.
               -----------------------

               (a) Request. At any time during the two-year period (or such
                   -------
shorter holding period as may in the good faith determination of CIBC be applicable to CIBC as holder of the Common Shares under Rule 144 under the Securities Act or any similar or successor rule or regulation hereafter adopted by the Commission) after the earlier of (i) June 27, 2003 and (ii) the date on which CIBC shall have foreclosed on the Common Shares under the Pledge OR otherwise received the Common Shares under the Forward Agreement, upon the written request of CIBC, requesting that the Company effect the registration under the Securities Act of all or part of the Common Shares and specifying the intended method of disposition thereof, the Company will, subject to the terms of this Agreement, use commercially reasonable efforts to effect the registration under the Securities Act of the Common Shares for disposition in accordance with the intended method of disposition stated in CIBC's request, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Common Stock so to be registered; provided,
                                                                       --------
however, that the Company shall not be
-------
obligated to register the Common Shares (i) during the period described above if the Commission shall have issued a no-action letter that would allow CIBC to sell the Common Shares publicly without a registration statement during such period or (ii) if the Company provides CIBC with an opinion of counsel satisfactory in form and substance to CIBC that CIBC may sell the shares publicly without a registration statement.

               (b) Registration Statement Form. Registrations under this section
                   ---------------------------
2.1 shall be on such appropriate registration form of the Commission (i) as
                                                                      -
shall be selected by the Company and (ii) as shall permit the disposition of the
                                      --
Common Shares in accordance with the intended method or methods of disposition specified in CIBC's request for such registration.

               (c) Expenses. CIBC shall pay all Registration Expenses in
                   --------
connection with any registration requested pursuant to this section 2.1.

               (d) Notwithstanding the foregoing, (i) the Company shall not be obligated to take any action pursuant to this section 2.1 if the Company shall furnish to CIBC a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of its Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use commercially reasonable efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by CIBC and (ii) the Company may register other securities in a registration statement filed pursuant to this section 2.1.

          2.2  Registration Procedures.  If and whenever the Company is required
               -----------------------
to use commercially reasonable efforts to effect the registration of the Common Shares under the Securities Act as provided in section 2.1, the Company shall, as expeditiously as possible:

               (i) prepare and within 60 days after CIBC's request file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use commercially reasonable efforts to cause such registration statement to become and remain effective for a period of not more than 180 days, provided however that before filing such
                             --------
     registration statement or any amendments thereto, the Company will furnish to the counsel selected by CIBC copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not more than 180 days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (iii) furnish to CIBC such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each prelimi nary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as CIBC may reasonably request in order to facilitate the disposition of the Common Shares in accordance with the intended method of disposition;

               (iv) use commercially reasonable efforts to register or quali fy the Common Shares under such other securities laws or blue sky laws of such jurisdictions as CIBC shall reasonably request, to keep such registra tions or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable CIBC to consummate the disposition in such jurisdictions of the Common Shares, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

               (v) use commercially reasonable efforts for so long as such registration statement remains in effect to cause all the Common Shares to be registered with or approved by such governmental agencies or authorities as CIBC shall reasonably request to enable CIBC to consummate the disposi tion of the Common Shares;

               (vi) notify CIBC promptly and confirm such advice in writing promptly thereafter:

               (1) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

               (2) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

               (3) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

               (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Common Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; and

               (vii) notify CIBC, at any time when with respect to the Common Shares a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of CIBC promptly prepare and furnish to CIBC a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (viii) use commercially reasonable efforts to obtain the with drawal of any order suspending the effectiveness of the registration statement at the earliest possible moment; and

               (ix) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and furnish to CIBC at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which CIBC shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder.

CIBC shall furnish the Company such information regarding CIBC and the distribution of such securities as the Company may from time to time reasonably request in writing.

          The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) in satisfaction of its obligations pursuant to this section 2 to which CIBC shall reasonably object, provided that the Company may
                                                 --------
file such document in a form required by law or upon the advice of its counsel.

          CIBC shall be deemed to have agreed by acquisition of the Common Shares that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of this section 2.2, CIBC will forthwith discontinue its disposition of the Common Shares pursuant to the registra tion statement relating thereto until CIBC's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this section 2.2 and, if so directed by the Company, will deliver to the Company (at CIBC's expense) all copies, other than permanent file copies, then in CIBC's possession of the prospectus relating to the Common Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (ii) of this section 2.2 shall be extended by the length of the period from and including the date CIBC shall have received such notice to the date on which CIBC has received the copies of the supplemented or amended prospectus contemplated by paragraph (vii) of this section 2.2.

          2.3  Preparation; Reasonable Investigation.  In connection with the
               -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give CIBC and its counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its financial books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of CIBC's counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not be responsible for any cost or expense incurred by CIBC, its counsel or accountants pursuant to this section 2.3. All information obtained by CIBC, its counsel or accountants pursuant to this section 2.3 shall be subject to the confidentiality provisions of section 4 herein.

          2.4  Indemnification.
               ---------------

               (a) Indemnification by the Company. In the event of any
                   ------------------------------
registration of the Common Shares under the Securities Act pursuant to the terms of this Agreement, the Company will, and hereby does agree to, indemnify and hold harmless CIBC, its directors and officers and each other Person, if any, who controls CIBC within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which CIBC or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse CIBC and each such director, officer and controlling person for any legal or any other expenses reasonably incurred by them in connection with investi gating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by CIBC. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of CIBC or any such director, officer, or controlling person and shall survive the transfer of such securities by CIBC.

               (b) Indemnification by CIBC. CIBC shall indemnify and hold
                   -----------------------
harmless (in the same manner and to the same extent as set forth in subdivision
(a) of this section 2.4) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by CIBC specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by CIBC.

               (c) Notices of Claims, etc. Promptly after receipt by an
                   ----------------------
indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 2.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 2.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an uncondi tional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

               (d) Other Indemnification. Indemnification similar to that
                   ---------------------
specified in the preceding subdivisions of this section 2.4 (with appropriate modifica tions) shall be given by the Company and CIBC with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

               (e) Indemnification Payments. The indemnification re quired by
                   ------------------------
this section 2.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense upon thirty days written invoice of such bills expense, loss, damage or liability.

               (f) Contribution. If the indemnification provided for in the
                   ------------
preceding subdivisions of this section 2.4 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of CIBC on the other in connec tion with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of CIBC on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by CIBC and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this section 2.4, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or
(b) of this section 2.4 had been available under the circumstances.

          The Company and CIBC agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable con siderations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this section 2.4, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          Notwithstanding the provisions of this subdivision (f), CIBC shall not be required to contribute any amount in excess of the amount by which the net proceeds received by CIBC from the sale of the Common Shares exceeds, in any such case, the amount of any damages that CIBC has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          3.   Definitions.  As used herein, unless the context otherwise
               -----------
requires, the following terms have the following respective meanings:


          Commission:  The Securities and Exchange Commission or any other
          ----------
          Federal agency at the time administering the Securities Act.

          Common Shares:  As defined in section 1.
          -------------

          Company:  As defined in the introductory paragraph of this Agreement.
          -------

          Exchange Act:  The Securities Exchange Act of 1934, or any similar
          ------------
          Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

          Person:  A corporation, an association, a partnership, an
          ------
          organization, business, an individual, a governmental or political subdivision thereof or a governmental agency.

          Registration Expenses:  All expenses incident to the Company's
          ---------------------
          performance of or compliance with section 2, including, without limitation, all registration, filing and NASD fees, all stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disburse ments of a single outside counsel for the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and the fees and dis bursements of any counsel and accountants retained by CIBC. Such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

          Securities Act:  The Securities Act of 1933, or any similar Federal
          --------------
          statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

          4.   Confidential Information.  CIBC agrees that any information
               ------------------------
obtained pursuant to this Agreement which is, or would reasonably be perceived to be, proprietary to the Company or otherwise confidential will not be disclosed without the prior written consent of the Company. Notwithstanding the foregoing, CIBC may disclose such information, on a need to know basis, to its employees, accountants or attorneys (so long as each such person to whom confidential information is disclosed agrees to keep such information confidential), as required by applicable law or regulation based on the written advice of CIBC's counsel (a copy of which shall be provided to the Company unless CIBC is prevented from revealing such disclosure by such applicable law or regulation or the relevant government agency requesting such disclosure) or in compliance with a court order or when otherwise necessary to enforce any of their rights hereunder. CIBC further acknowledges, understands and agrees that any confidential information will not be utilized in connection with purchases and/or sales of the Company's securities except in compliance with applicable state and federal antifraud statutes.

          5.   Restrictive Legend.  During all periods of time in which an
               ------------------
effective registration statement of the Common Shares under the Securities Act is not in effect, each certificate representing any portion or all of the Common Shares and any certificate reflecting any stock split, stock dividend, recapitalization, merger, consolidation or similar event with respect to the Common Shares shall (unless otherwise permitted by the provisions of section 6 below) be stamped or otherwise imprinted with the following legend (in addition to any legend required under applicable state securities laws):

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, ASSIGNED, PLEDGED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON THEIR SALE, ASSIGNMENT, PLEDGE OR TRANSFER SET FORTH IN
     SECTION 6 OF A REGISTRA TION RIGHTS AGREEMENT DATED AS OF June 28, 1996 AMONG MICRON TECHNOLOGY, INC. AND CERTAIN OTHER PARTIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION."

     Each party consents to the Company making a notation on its records and giving instructions to any transfer agent of the Company Shares in order to implement the restrictions on transfer established in this Agreement.

          6.  Notice of Proposed Transfers.  The holder of each certificate
              ----------------------------
representing Common Shares by acceptance thereof agrees to comply in all respects with the provisions of this section 6. Prior to any proposed sale, pledge, assignment or transfer of any Common Shares (other than a transfer not involving a change in beneficial ownership) unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Common Shares may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Common Shares shall be entitled to transfer such Common Shares in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Common Shares transferred as above provided shall bear, unless such transfer is made pursuant to an effective registration statement, the appropriate restrictive legend set forth in section 5 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

          7.   Rules 144 and 144A.  The Company shall timely file the reports
               ------------------
required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of CIBC, make publicly available other information) and will take such further action as CIBC may reasonably request, all to the extent required from time to time to enable CIBC to sell the Common Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act,
                            -
as such Rule may be amended from time to time, or (b) any similar rule or
                                                   -
regulation hereafter adopted by the Commission.

          8.   Amendments and Waivers.  This Agreement may be amended only with
               ----------------------
the written consent of the parties hereto.

          9.  Notices.  Except as otherwise provided in this Agreement, all
              -------
notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of CIBC,
                                                       -
at 161 Bay Street, 5th Floor, Toronto, Ontario, Canada, M5J 2S8 to the attention of its Office of General Counsel, with copies to Alexander Bakal at Canadian Imperial Bank of Commerce, 425 Lexington Avenue, New York, New York 10017 and to John W. Osborn at Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10023, or at such other address, or to the attention of such other officer, as CIBC shall have furnished to the Company, or (b) in the case
                                                                -
of the Company, at 8000 South Federal Way, P.O. Box 6, Boise, Idaho 83707 to the attention of its General Counsel, or at such other address, or to the attention of such other officer, as the Company shall have furnished to CIBC. Each such notice, request or other communication shall be effective (i) if given by mail,
                                                           -
72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means
                                            --
(including, without limitation, by air courier), when delivered at the address specified above.

          10.  Assignment.  This Agreement shall be binding upon and inure to
               ----------
the benefit of and be enforceable by the parties hereto and their respective succes sors and assigns.

          11.  Descriptive Headings.  The descriptive headings of the several
               --------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

          12.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CON STRUED AND ENFORCED
               -------------
IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF IDAHO WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          13.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          14.  Entire Agreement.  This Agreement embodies the entire agreement
               ----------------
and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          15.  SUBMISSION TO JURISDICTION.  ANY LEGAL ACTION OR PROCEEDING WITH
               --------------------------
RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF IDAHO OR NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF IDAHO OR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HEREBY ACCEPT FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO SUCH PARTY BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN SECTION 9. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND THE PARTIES HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR

BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR HEREAFTER
                        --------------------
HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPEC TIVE JURISDICTIONS.

          16.  Severability.  If any provision of this Agreement, or the
               ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          17.  Enforceability and Validity.  In addition to all other actions
               ---------------------------
necessary to make this Agreement a valid, binding and enforceable agreement among the parties, Micron shall have first received (or shall receive contemporaneous with the execution of this Agreement) an opinion satisfactory to Micron from outside counsel to Simplot that the pledge of the Common Shares pursuant to the Pledge Agreement, the Loan Agreement and the Master Agreement, shall not violate applicable securities laws and is exempt from registration under the Securities Act.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         MICRON TECHNOLOGY, INC.


                         By /s/ W. B. Stover, Jr.
                            ---------------------------------------
                            Title: Vice President, Finance
                                   Chief Financial Officer

                         CANADIAN IMPERIAL BANK OF COMMERCE


                         By /s/ Eric Claus
                            ---------------------------------------
                            Title: Managing Director